                                                                                                                           EXHIBIT 99.1

                                                       CERTIFICATION PURSUANT TO
                                                        18 U.S.C. SECTION 1350,
                                                        AS ADOPTED PURSUANT TO
                                             SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Navistar  Financial  Corporation (the  "Corporation"),  subsidiary of  International  Truck and
Engine  Corporation,  on Form 10-K for the period ended October 31, 2002 as filed with the  Securities  and Exchange  Commission on the date hereof (the "Report"), I, John J. Bongiorno,  Chief Executive Officer of the Corporation,  certify,  pursuant to 18 U.S.C.ss.1350, as adopted pursuant toss.906 of the Sarbanes-Oxley Act of 2002, that:

(1)      The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)      The information  contained in the Report fairly  presents,  in all material  respects,  the financial  condition and result of operations of the Corporation.

/s/ John J. Bongiorno
John J. Bongiorno
Chief Executive Officer
December 12, 2002

This  certification  accompanies  the Report pursuant toss.906 of the  Sarbanes-Oxley  Act of 2002 and shall not be deemed filed by the
Corporation for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

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                                                                                                                           EXHIBIT 99.2

                                                       CERTIFICATION PURSUANT TO
                                                        18 U.S.C. SECTION 1350,
                                                        AS ADOPTED PURSUANT TO
                                             SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Navistar  Financial  Corporation (the  "Corporation"),  subsidiary of  International  Truck and
Engine  Corporation,  on Form 10-K for the period ended October 31, 2002 as filed with the  Securities  and Exchange  Commission on the date hereof (the "Report"),  I, Andrew J. Cederoth,  Principal Financial Officer of the Corporation,  certify,  pursuant to 18 U.S.C.ss.
1350, as adopted pursuant toss.906 of the Sarbanes-Oxley Act of 2002, that:

(1)      The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)      The information  contained in the Report fairly  presents,  in all material  respects,  the financial  condition and result of operations of the Corporation.

/s/ Andrew J. Cederoth
Andrew J. Cederoth
Principal Financial Officer
December 12, 2002

This  certification  accompanies  the Report pursuant toss.906 of the  Sarbanes-Oxley  Act of 2002 and shall not be deemed filed by the
Corporation for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

                                                                  E-3